                                                                   EXHIBIT 10.33

     THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.


                 WARRANT TO PURCHASE SERIES D PREFERRED STOCK
                                      of
                                 AVANTGO, INC.

                           Void after March 8, 2003

          This Warrant is issued to Imagine Health, Inc. ("Imagine"), or its registered assigns ("Holder") by AvantGo, Inc., a Delaware corporation (the "Company"), on March 8, 2000 (the "Warrant Issue Date").

1.  Purchase of Shares.  Subject to the terms and conditions hereinafter set
    ------------------
forth and set forth in the Purchase Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company 358,851 fully paid and nonassessable shares of Series D Preferred Stock of the Company, as constituted on the Warrant Issue Date; provided, however, that in the event that the Company issues shares of its Common Stock in an initial public offering pursuant to a registration statement filed on Form S-1 pursuant to the Securities Act of 1933, as amended, this Warrant shall be exercisable for only for 358,851 shares of Common Stock.. The number of shares of the Company's equity securities issuable pursuant to this
Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 8 hereof.

2.  Exercise Price.  The purchase price for the Shares shall be equal to $8.36,
    --------------
as adjusted from time to time pursuant to Section 8 hereof (the "Exercise
Price").

3.  Exercise Period.  This Warrant shall be exercisable, in whole or in part,
    ---------------
during the term commencing on the Warrant Issue Date and ending at 5:00 p.m. on March 8, 2003.

4.  Method of Exercise.  While this Warrant remains outstanding and exercisable
    ------------------
in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

    (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

    (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

If the Warrant shall be exercised for less than the total number of shares of Preferred Stock then issuable upon exercise, promptly after surrender of the Warrant upon such exercise (but no later than twenty (20) days after such surrender), the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Preferred Stock purchasable hereunder upon the same terms and conditions set forth herein. Notwithstanding anything to the contrary contained herein, the Holder may elect to receive a net issuance of Preferred Stock pursuant to Section 5 when converting this Warrant in part.

5.  Net Exercise.  In lieu of exercising this Warrant pursuant to Section 4, the
    ------------
Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the Notice of Exercise, in which event the Company shall issue to the holder hereof a number of shares of Preferred Stock computed using the following formula:

                              Y (A - B)
                              ---------
                         X =      A

    Where:  X =  The number of shares of Preferred Stock to be issued to the
                 Holder pursuant to this net exercise;

            Y = The number of Shares in respect of which the net issue election is made;

            A = The fair market value of one share of the Preferred Stock at the time the net issue election is made;

            B = The Exercise Price (as adjusted to the date of the net issuance).

For purposes of this Section 5, the fair market value of one share of Preferred Stock (or, to the extent all such Preferred Stock has been converted into the Company's Common Stock {the "Common Stock"}) as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the closing price of the securities on such exchange on the trading day immediately preceding the date of delivery of the Notice of Exercise (it being understood that the original Warrant may be surrendered on the subsequent day if such original Warrant is provided to an overnight courier service (eg, Federal Express); (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) on the trading day immediately preceding the date of delivery of the Notice of Exercise (it being understood that the original Warrant may be surrendered on the subsequent day if such original Warrant is provided to an overnight courier service (eg, Federal Express); and (iii) if there is no active public market for the Common Stock, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company; provided, that, if the Warrant is being exercised upon the closing of the Company's first underwritten public offering of common stock (the "IPO"), the value will be the initial "Price to Public" of one share of such Preferred Stock (or Common Stock issuable upon conversion of such Preferred Stock) specified in the final prospectus with respect to such offering.

6.  Certificates for Shares.  Upon the exercise of the purchase rights evidenced
    -----------------------
by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within twenty (20) days of the delivery of the Notice of Exercise.

7.  Issuance of Shares.  The Company covenants that the Shares, when issued
    ------------------
pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof. The Company shall pay all taxes and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of the certificates representing Preferred Stock issued hereunder.

8.  Adjustment of Exercise Price and Number of Shares.  The number of and kind
    -------------------------------------------------
of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

          (a) Subdivisions, Combinations and Other Issuances. If the Company
              ----------------------------------------------
    shall at any time prior to the expiration of this Warrant subdivide its Preferred Stock, by split or otherwise, or combine its Preferred Stock, or issue additional shares of its Preferred Stock or Common Stock as a dividend with respect to any shares of its Preferred Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate Exercise Price for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

          (b) Reclassification, Reorganization and Consolidation. In case of any
              --------------------------------------------------
    reclassification, capital reorganization, merger, consolidation or other change in the Preferred Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, merger, consolidation or other change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, merger or change by a holder of the same number of shares of Preferred Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, merger or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price hereunder, provided the aggregate Exercise Price shall remain the same.

          (c) No Impairment.  The Company shall not, by amendment of its
              -------------
    Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 8 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 8 against impairment. If the Company takes any action affecting Preferred Stock other than as described above that adversely affects Holder's rights under this Warrant, the Exercise Price shall be adjusted downward.

          (d) Notice.  Upon any adjustment of the Exercise Price and any
              ------
    increase or decrease in the number of shares of Preferred Stock purchasable upon the exercise or conversion of this Warrant, then, and in each such case, the Company, as promptly as practicable thereafter, shall give written notice thereof to the Holder of this Warrant at the address of such Holder as shown on the books of the Company which notice shall state the Exercise Price as adjusted and the increased or decreased number of shares purchasable upon the exercise or conversion of this Warrant, setting forth in reasonable detail the method of calculation of each.

9.  No Fractional Shares or Scrip.  No fractional shares or scrip representing
    -----------------------------
fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

10. No Stockholder Rights.  Prior to exercise of this Warrant, the Holder shall
    ---------------------
not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the Notices required under this Warrant or the Purchase Agreement.

11. Transfers of Warrant.  This Warrant and all rights hereunder may not be
    --------------------
transferred by Holder either in whole or in part; provided however, that subject to compliance with applicable federal and state securities laws, and upon ten written notice to the Company, Holder may transfer this Warrant in whole (i) to a wholly-owned subsidiary of the Holder, (ii) to an entity or corporation that acquires all or substantially all of the assets of the Holder, or (iii) to the surviving corporation of a merger or consolidation of the Holder as a result of which the stockholders of the Holder immediately prior to such transaction hold less than fifty percent (50%) of the voting power of the surviving corporation. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

12.  Successors and Assigns.  The terms and provisions of this Warrant and the
     ----------------------
Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

13.  Amendments and Waivers.  Any term of this Warrant may be amended and the
     ----------------------
observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of a majority of shares of Preferred Stock issued or issuable upon exercise of Warrants issued pursuant to the Purchase Agreement. Any waiver or amendment effected in accordance with this Section shall be binding upon each holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted), each future holder of all such Shares, and the Company.

14.  Effect of Amendment or Waiver.  The Holder acknowledges that by the
     -----------------------------
operation of Section 13 hereof, the holders of a majority of shares of Preferred Stock issued or issuable upon exercise of Warrants issued pursuant to the Purchase Agreement will have the right and power to diminish or eliminate all rights of such holder under this Warrant or under the Purchase Agreement.

15.  Notices.  All notices required under this Warrant shall be deemed to have
     -------
been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt (or oral confirmation) that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

16.  Reservation of Stock.  On and after the Warrant Issuance Date, the Company
     --------------------
will reserve from its authorized and unissued Preferred Stock a sufficient number of shares to provide for the issuance of Preferred Stock upon the exercise of this Warrant and will reserve form its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the conversion of the Preferred Stock represented by this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Preferred Stock issuable upon the exercise or conversion of this Warrant.

17.  Captions.  The section and subsection headings of this Warrant are inserted
     --------
for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

18.  Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the
     -------------------------------------------------
Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation or delivery, in lieu of this Warrant.

19.  Governing Law.  This Warrant shall be governed by the laws of the State of
     -------------
California as applied to agreements among California residents made and to be performed entirely within the State of California.


                 [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, AvantGo, Inc. caused this Warrant to be executed by an officer thereunto duly authorized.

                                      AVANTGO, INC.


                                      By:___________________________
                                      Name:  Richard Owen
                                      Title: Chief Executive Officer

                              NOTICE OF EXERCISE
                              ------------------

To:  AvantGo, Inc.

          The undersigned hereby elects to:

________  (a)  Purchase _________________ shares of [Series D Preferred]
               [Common] Stock of AvantGo, Inc. pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanying this notice;

          OR

________  (b)  Exercise the attached Warrant for __________ shares purchasable under the Warrant pursuant to the net exercise provisions of
               Section 5 of such Warrant.

          The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                    WARRANTHOLDER:

                                    _____________________________


                                    By: _________________________

                                    Address: ____________________

                                             ____________________

     Date:__________